EXHIBIT 10.1

                        FIFTH AMENDMENT AND EXTENSION OF
                              FORBEARANCE AGREEMENT
                              ---------------------

     THIS FIFTH AMENDMENT AND EXTENSION OF FORBEARANCE AGREEMENT ("Agreement") is made as of June 14, 2002, among NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), continued pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended (the "Operating Agreement"), NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Guarantor"), BANK ONE, NA, a national banking association with its main office in Chicago Illinois, individually and as agent ("Agent") for Lenders (as defined in the Credit Agreement referenced below) and the Lenders.

                                    Recitals:
                                    ---------

     A. Pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 30, 1999, among Borrower, Guarantor, Agent, and the Lenders from time to time that are parties thereto (as amended from time to time, the "Credit Agreement"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("Revolving Facility"). Terms appearing as initially capitalized terms and not otherwise expressly defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

     B. Pursuant to the terms of a Forbearance Agreement dated as of February 8, 2002 among the Borrower, Guarantor, Agent and Lenders (the "Original Forbearance Agreement"), as amended by an Amendment and Extension of Forbearance Agreement dated as of March 29, 2002 (the "First Amendment"), a Second Amendment and Extension of Forbearance Agreement dated as of April 30, 2002 ( the "Second Amendment"), a Third Amendment to Forbearance Agreement dated as of May 15, 2002 (the "Third Amendment") and a Fourth Amendment to Forbearance Agreement dated as of May 31, 2002 (the "Fourth Amendment", and collectively with the First Amendment, the Second Amendment, the Third Amendment and the Original Forbearance Agreement, the "Forbearance Agreement"), Lenders agreed to forbear from exercising their remedies under the Loan Documents on account of certain "Specified Defaults" (as defined in Section 1 of the Original Forbearance Agreement).

     C. Borrower and Guarantor have requested that Lenders extend the effectiveness of the Forbearance Agreement and agree to amend certain other provisions of the Credit Agreement. Lenders have agreed to amend such provisions of the Credit Agreement and extend the effectiveness of the Forbearance Agreement for a limited period of time on the conditions set forth in this Agreement.

                                    Agreement
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lenders hereby agree as follows:

     1. EXTENSION. The Required Lenders agree that, upon the Effective Date, the stated expiration date of the "Forbearance Period" (as defined in Section 2 of the Original Forbearance Agreement) shall be extended from June 14, 2002 to June 28, 2002 and that all other provisions of the Forbearance Agreement shall continue in effect, unless otherwise expressly provided herein.

          The Revolving Lenders and the Required Term Lenders agree that, upon the Effective Date, the Revolving Facility Termination Date shall be extended from June 14, 2002 to June 28, 2002.

          This Agreement shall be effective on the date that the following conditions have been satisfied (the "Effective Date"),

     (a) Borrower, Guarantor, Agent, and a sufficient number of the Lenders have executed this Amendment and delivered counterparts to Agent;

     (b) Borrower has paid all costs and expenses of Agent's counsel and advisors payable pursuant to Section 10.7 of the Credit Agreement which have been billed prior to the Effective Date.

     2. INDUCEMENTS TO LENDERS TO EXTEND. For the benefit and reliance of Lenders, and to induce Lenders to enter into this Agreement, Borrower and Guarantor individually and each on its own behalf hereby represents and warrants as follows:

     (a) Other than as contemplated by the terms hereof, the Credit Agreement, Notes, and all of the other Loan Documents executed by Borrower and/or Guarantor are in full force and effect on the date of this Agreement and are enforceable against Borrower and/or Guarantor in accordance with their terms;

     (b) As of the date of this Agreement the unpaid balance of principal due and payable under the Revolving Facility is $157,177,772.41 and under the Term Facility is $77,017,108.59 (which amounts do not include attorneys' fees and other costs of Lenders incurred and unpaid as of the date hereof, or any accrued and unpaid interest or fees, all of which shall be in addition to such amount) and the Aggregate Revolving Commitment has been reduced to $157,177,772.41.

     (c) To each's knowledge, Borrower and Guarantor have no right of set-off, defense, claim, or cause of action against Agent, Lenders or any of their affiliates, or any of their respective officers, directors, employees, agents, or attorneys, in connection with the Loan Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and Lenders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Revolving Facility, the Term Facility, the Credit Agreement or this Agreement or the other Loan Documents as of the date of execution of this Agreement, whether known or unknown, foreseen or unforeseen, including any


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

     damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove;

     (d) Borrower and Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement as been duly executed and delivered by or on behalf of Borrower and Guarantor and constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its terms;

     (e) The execution, delivery and performance of this Agreement by Borrower and Guarantor will not conflict with or result in a breach of any of the terms or provisions of, constitute a default under, require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Borrower or Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower's or Guarantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect;

     (f) To each's actual knowledge, except for the Specified Defaults and the failure of AGC to meet its fixed charge coverage ratio for the first quarter of 2002, no material Default has occurred that remains uncured as of the date hereof; and

     (g) Other than the Liens on the Property described on Exhibit 3(g) to the Original Forbearance Agreement, which was incorrectly identified as an Unencumbered Asset on the most recent compliance certificate furnished to Lenders, Borrower has not granted or suffered to exist any material Liens (other than Permitted Liens identified in Subsections 7.15 (i) to (iv)) on any of the Projects included in Unencumbered Assets as referenced in the most recent compliance certificate furnished to Lenders, and all such Projects comply with each of the requirements set forth in the definition of "Unencumbered Asset."

     3. COLLATERAL. Although Borrower and the NGP Noteholders are in general agreement on the terms pursuant to which the NGP Noteholders will consent to the establishment of a collateral pool to secure the Facility and the Note Purchase Agreements, a definitive agreement has not yet been executed. As a result, solely for the purpose of allowing additional time for such a definitive agreement to be reached, Borrower has requested the extension provided herein. As consideration for the extension of the Forbearance Period and of the Revolving Facility Termination Date, the Borrower agrees to extend the Revolving Facility Termination Date to March 31, 2003 and to provide collateral to the Lenders for the Facility on the terms of the draft Amendment and Extension of Credit Agreement, and the draft Security and Collateral Agency Agreement attached as Exhibit A thereto, each in the most recent form prepared by Agent's counsel and delivered to Borrower's counsel on June 14, 2002. immediately upon the NGP Noteholders' execution and delivery of such a definitive agreement and of the Security and Collateral Agency Agreement. If the NGP Noteholders request any modifications to such Security and Collateral Agency Agreement, the Agent shall not unreasonably withhold its consent to such changes so long as such changes are consistent with the Lenders' rights under the draft Amendment and Extension to Credit Agreement and with the general pari passu concept of the collateral pool.

     4. VOLUNTARY AGREEMENT. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms of this Agreement, and that it has entered into this Agreement voluntarily and without coercion or duress of any kind.

     5. NO COURSE OF CONDUCT. Borrower acknowledges that the determination by Lenders to enter into this Agreement does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Lender to enter into any further forbearance or any modification of the Loan Documents.

     6. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7. NO MODIFICATION EXCEPT IN WRITING. None of the terms of this Agreement may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

     8. FURTHER ASSURANCES. Borrower, Guarantor, Agent and the Lenders executing this Agreement shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing persons from time to time to confirm the provisions of this Agreement and to carry out the intents and purposes of this Agreement.

     9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     10. RESERVATION AND REMEDIES. Except as specifically stated in this Agreement or in the Forbearance Agreement, this Agreement shall not be deemed or construed to (i) constitute a waiver of any right or remedy available to any of Borrower, Guarantor, Agent or Lenders under the Loan Documents, at law, in equity or otherwise, and each of the foregoing hereby expressly reserves all of such rights and remedies; or (ii) give any of Borrower, Guarantor, Agent or Lenders any rights under the Credit Agreement that each would otherwise not have due to the existence of a Default (even if such Default is one of the Specified Defaults), unless expressly provided for in this Agreement or in the Forbearance Agreement.

     11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     12. INTERPRETATION. As used herein, the terms (a) "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or other entity or any agency or political subdivision thereof; and
(b) "including" or "include" shall mean "including without limitation" or "include, among other things", or "include, without limiting the generality of the foregoing". The Recitals to this Agreement are incorporated herein and expressly made a part hereof. The terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Agreement, any rule of law or procedure requiring otherwise, including, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

     13. COUNTERPARTS. This Agreement may be executed in two or more counterparts (including by facsimile transmission of signature pages hereto), each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

     14. WAIVER OF JURY TRIAL. AGENT, LENDERS, BORROWER AND GUARANTOR, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     15. INTEGRATION. This Agreement, together with the Forbearance Agreement and the Loan Documents, constitute the entire agreement among Agent, Lenders, Borrower, and Guarantor with respect to the Term Facility and the Revolving Facility and the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussions are hereby merged into and superseded by the provisions of the foregoing documents. Except as expressly modified by this Agreement, the Forbearance Agreement shall continue in full force and effect.

     16. AGREEMENT CONTROLLING. In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall govern. This Agreement shall constitute a Loan Document for all purposes. Any reference to the Credit Agreement in any of the Loan Documents shall hereafter mean the Credit Agreement as supplemented by the Forbearance Agreement and this Agreement as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.









                [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower, Guarantor, Agent and Lenders have caused this Agreement to be executed as of the date first above written.



BORROWER:                           NATIONAL GOLF OPERATING
--------                            PARTNERSHIP, L.P.

                                    By:   National Golf Properties, Inc., its
                                          general partner


                                    By:/s/ Neil M. Miller
                                       ------------------------------------
                                    Print Name: Neil M. Miller
                                    Title: CFO and Secretary


GUARANTOR:                          NATIONAL GOLF PROPERTIES, INC.
---------

                                    By:/s/ Neil M. Miller
                                       ------------------------------------
                                    Print Name: Neil M. Miller
                                    Title: CFO and Secretary


AGENT:                              BANK ONE, NA, Individually and as
-----                               Administrative Agent


                                    By:/s/ Richard R. Howard
                                       ------------------------------------
                                    Print Name: Richard R. Howard
                                    Title: Vice President


LENDERS:                            MERRILL LYNCH CAPITAL CORPORATION,
-------                             Individually and as Syndication Agent


                                    By:/s/ Michael E. O'Brien
                                       ------------------------------------
                                    Print Name: Michael E. O'Brien
                                    Title: Vice President

                                    ING CAPITAL LLC, as successor to
                                    ING (U.S.) CAPITAL LLC, Individually and as Co-Documentation Agent and Co-Arranger


                                    By:/s/ David J. Lattimer
                                       -----------------------------------
                                    Print Name: David J. Lattimer
                                    Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.,
                                    Individually and as Co-Documentation Agent


                                    By:/s/ Scott Martin Bleifer
                                       -----------------------------------
                                    Print Name: Scott Martin Bleifer
                                    Title: Vice President



                                    FLEET NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Richard E. Lynch
                                       -------------------------------------
                                    Print Name: Richard E. Lynch
                                    Title: Vice President



                                    CITY NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Steve Sloan
                                       -------------------------------------
                                    Print Name: Steve Sloan
                                    Title: Senior Vice President



                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, Individually and as Co-Agent


                                    By:/s/ Charles C. Warner
                                       -------------------------------------
                                    Print Name: Charles C. Warner
                                    Title: Vice President

                                    PACIFIC LIFE INSURANCE COMPANY


                                    By:/s/ T. Anthony Premer
                                       -------------------------------------
                                    Print Name: T. Anthony Premer
                                    Title: Vice President



                                    By:/s/ C.S. Dillion
                                       -------------------------------------
                                    Print Name: C.S. Dillion
                                    Title: Assistant Secretary



                                    AMSOUTH BANK


                                    By:/s/ Carl M. Ferris
                                       -------------------------------------
                                    Print Name: Carl M. Ferris
                                    Title: Vice President


                                    CALIFORNIA FEDERAL BANK


                                    By:/s/ Preston A. Minor
                                       -------------------------------------
                                    Print Name: Preston A. Minor
                                    Title: Vice President



                                    FIRST AMERICAN BANK TEXAS, SSB


                                    By:/s/ Matt Malone
                                       -------------------------------------
                                    Print Name: Matt Malone
                                    Title: Assistant Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/ David Bowers
                                       -------------------------------------
                                    Print Name: David Bowers
                                    Title: Vice President

                                    DRESDNER BANK, AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:/s/ Clifford Rooke
                                       -------------------------------------
                                    Print Name: Clifford Rooke
                                    Title: Director


                                    By:/s/ Garrett W. Thelander
                                       -------------------------------------
                                    Print Name: Garrett W. Thelander
                                    Title: Director



                                    ING PRIME RATE TRUST
                                    By: ING Investments LLC

                                    By:/s/ Jason Groom
                                       -------------------------------------
                                    Print Name: Jason Groom
                                    Title: Vice President



                                    THE TRAVELERS INSURANCE COMPANY


                                    By:/s/ Pamela Westmoreland
                                       -------------------------------------
                                    Print Name: Pamela Westmoreland
                                    Title: Investment Officer



                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By:/s/ Steven J. Katz
                                       -------------------------------------
                                    Print Name: Steven J. Katz
                                    Title: Second Vice President and
                                           Associate General Counsel



                                    OCTAGON INVESTMENT PARTNERS II, LLC


                                    By:
                                       -------------------------------------
                                    Print Name:
                                    Title:

                                    OCTAGON INVESTMENT PARTNERS III, LTD.


                                    By:
                                       -------------------------------------
                                    Print Name:
                                    Title:



                                    OCTAGON INVESTMENT PARTNERS IV, LTD.


                                    By:
                                       -------------------------------------
                                    Print Name:
                                    Title:



                                    KZH Soleil LLC


                                    By:/s/ Joyce Fraser Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser Bryant
                                    Title: Authorized Agent



                                    KZH Soleil-2 LLC


                                    By:/s/ Joyce Fraser Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser Bryant
                                    Title: Authorized Agent



                                    FIRSTRUST BANK


                                    By:/s/ Kent Nelson
                                       -------------------------------------
                                    Print Name: Kent Nelson
                                    Title: Vice President



                                    GALAXY CLO 1999-1, Ltd.


                                    By:/s/ Thomas G. Brandt
                                       -------------------------------------
                                    Print Name: Thomas G. Brandt
                                    Title: Managing Director

                                    PINEHURST TRADING, INC.


                                    By:/s/ Ann E. Morris
                                       -------------------------------------
                                    Print Name: Ann E. Morris
                                    Title: Assistant Vice President



                                    CENTREPACIFIC SIERRA CLO I

                                    By:/s/ John M. Casparian
                                       -------------------------------------
                                    Print Name: John M. Casparian
                                    Title: Chief Operating Officer



                                    PB CAPITAL CORPORATION


                                    By:/s/ Nina Zhou
                                       -------------------------------------
                                    Print Name: Nina Zhou
                                    Title: Associate


                                    By:/s/ Andrew L. Shipman
                                       -------------------------------------
                                    Print Name: Andrew L. Shipman
                                    Title: Assistant Vice President